November 9, 2020

BNY MELLON LARGE CAP SECURITIES FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective November 20, 2020, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Leigh N. Todd, CFA, Erik A. Swords and Matthew Jenkin are the fund's primary portfolio managers, a position Ms. Todd has held since November 2015, Mr. Swords has held since July 2019 and Mr. Jenkin has held since April 2020.  Ms. Todd is a managing director, senior portfolio manager and a senior research analyst at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon.  Mr. Jenkin is a senior research analyst at Mellon.  Each primary portfolio manager is also an employee of BNYM Investment Adviser.

Effective November 20, 2020, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Leigh N. Todd, CFA, Erik A. Swords and Matthew Jenkin are the fund's primary portfolio managers who are responsible for managing the fund's portfolio.  Ms. Todd has been a primary portfolio manager of the fund since November 2015.  Ms. Todd is a managing director, senior portfolio manager and a senior research analyst at Mellon Investments Corporation.  She has been employed by Mellon or a predecessor company of Mellon since 2001, and by BNYM Investment Adviser since 2001.  Mr. Swords has been a primary portfolio manager of the fund since July 2019.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by BNYM Investment Adviser since 2005.  Mr. Jenkin is a senior research analyst at Mellon.  He has been employed by Mellon or a predecessor company of Mellon and by BNYM Investment Adviser since 2015.  Ms. Todd and Messrs. Swords and Jenkin manage the fund in their capacity as employees of BNYM Investment Adviser.

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